Subordinated Notes	12 Months Ended
Dec. 31, 2013
Subordinated Notes [Abstract]
Subordinated Notes [Text Block]

12. Subordinated Notes

At December 31, Huntington's subordinated notes consisted of the following:

		At December 31,
(dollar amounts in thousands)		2013	2012

Parent company:
6.21% subordinated notes due 2013	$	---	$49,892
7.00% subordinated notes due 2020		323,856	350,656
0.94% junior subordinated debentures due 2027 (1)		111,816	111,816
0.87% junior subordinated debentures due 2028 (2)		54,593	54,593
1.65% junior subordinated debentures due 2036 (3)		72,165	72,165
1.65% junior subordinated debentures due 2036 (3)		74,320	74,320
The Huntington National Bank:
5.00% subordinated notes due 2014		125,109	130,186
5.59% subordinated notes due 2016		108,038	110,321
6.67% subordinated notes due 2018		143,749	150,219
5.45% subordinated notes due 2019		87,214	92,923
Total subordinated notes		$1,100,860	$1,197,091

(1) Variable effective rate at December 31, 2013, based on three month LIBOR + 0.70%.
(2) Variable effective rate at December 31, 2013, based on three month LIBOR + 0.625%.
(3) Variable effective rate at December 31, 2013, based on three month LIBOR + 1.40%.

Amounts above are net of unamortized discounts and adjustments related to hedging with derivative financial instruments. The derivative instruments, principally interest rate swaps, are used to match the funding rates on certain assets to hedge the interest rate values of certain fixed-rate debt by converting the debt to a variable rate. See Note 20 for more information regarding such financial instruments. All principal is due upon maturity of the note as described in the table above.

During 2012, Huntington retired $230.3 million of junior subordinated debentures, which resulted in net pre-tax gains of $0.8 million. These transactions have been recorded as gains on early extinguishment of debt, a reduction of noninterest expense, in the Consolidated Financial Statements.